Exhibit 10.46

SYBASE, INC.

1.75% Convertible Subordinated Notes due 2025

Registration Rights Agreement

February 22, 2005

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
c/o Lehman Brothers Inc.
155 Linfield Drive
Menlo Park, CA 94025

Ladies and Gentlemen:

     Sybase, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) on the terms set forth in the Purchase Agreement (as defined herein) its 1.75% Convertible Subordinated Notes due 2025 (the “Securities”). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of themselves and the Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

     1. Definitions.

     (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

     “Affiliate” of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

     “Closing Date” means the First Delivery Date as defined in the Purchase Agreement.

     “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     “Common Stock” means the Company’s common stock, par value $0.001 per share.

     “DTC” means The Depository Trust Company.

     “Effective Date” means the date the Shelf Registration Statement is declared effective.

     “Effective Failure” has the meaning assigned thereto in Section 6(b) hereof.

     “Effectiveness Period” has the meaning assigned thereto in Section 2(b)(i) hereof.

     “Effective Time” means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.

     “Electing Holder” has the meaning assigned thereto in Section 3(a)(ii) hereof.

     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

     “Holder” means, any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

     “Indenture” means the Indenture, dated as of February 22, 2005, between the Company and Wells Fargo Bank Minnesota, National Association, as amended and supplemented from time to time in accordance with its terms.

     “Liquidated Damages” has the meaning assigned thereto in Section 6(a) hereof.

     “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

     The term “person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     “Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

     “Purchase Agreement” means the purchase agreement, dated as of February 15, 2005, between the Purchasers and the Company relating to the Securities.

     “Purchasers” means the Initial Purchasers named in Schedule I of the Purchase Agreement.

     “Registrable Securities” means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion, repurchase or redemption of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

     “Registration Default” has the meaning assigned thereto in Section 6(a) hereof.

     “Restricted Security” means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock that (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the Indenture.

     “Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

     “Securities Act” means the United States Securities Act of 1933, as amended.

     “Shelf Registration” means a registration effected pursuant to Section 2 hereof.

     “Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

     “Trust Indenture Act” means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

     The term “underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

     (b) Wherever there is a reference in this Agreement to a percentage of the “principal amount” of Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities that were surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

     2. Shelf Registration.

     (a) The Company shall use its reasonable efforts to file, no later than 90 calendar days following the date of this Agreement with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act no later than 180 calendar days following the date of this Agreement; provided, however, that the Company may, upon written notice to all Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 60 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole; provided, further, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

     (b) The Company shall use its reasonable efforts:

     (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders from the Effective Time until the earliest of (1) two years after the last date of issuance of the Securities, (2) the sale pursuant to the Shelf Registration Statement of the Securities and all of the shares of Common Stock issuable upon conversion of the Securities, and (3) the date when the Holders of the Securities and the Common Stock issuable upon conversion of the Securities are able to sell all such securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto or otherwise (such period being referred to herein as the “Effectiveness Period”); and

     (ii) if at any time prior to or during the Effectiveness Period the Securities, pursuant to Article 4 of the Indenture, are convertible into securities other than Common Stock, to cause, or to cause any successor under the Indenture to cause, such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such other securities.

     (c) The Company may suspend the use of the Prospectus for no more than an aggregate of 45 days in any three-month period and for no more than an aggregate of 90 days in any twelve-month period if the Board of Directors of the Company, or the Chief Executive Officer or the Chief Financial Officer of the Company, shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, public filings with the Commission and similar events, it is in the interest of the Company to suspend such use, and prior to suspending such use the Company provides the Electing Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

     3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

     (a) (i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company shall deliver the Notice and Questionnaire to the Holders of Registrable Securities. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for offers and resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first delivered to such Holders to return a completed and signed Notice and Questionnaire to the Company. Notwithstanding the foregoing, upon the request of any Holder of Registrable Securities that did not return a Notice and Questionnaire on a timely basis or did not receive a Notice and Questionnaire because it was a subsequent transferee of Registrable Securities after the Company mailed the Notice and Questionnaire, (x) the Company shall distribute a Notice and Questionnaire to such Holders at the address set forth in the request and (y) within 15 business days of such request and upon receipt of a properly completed Notice and Questionnaire from such Holder, the Company shall use its reasonable efforts to name such Holder as a selling securityholder in the Shelf Registration Statement by means of amendments or, if permitted by the Commission, by means of Prospectus supplements to the Shelf Registration Statement. Notwithstanding any of the foregoing, (i) the Company will not be required to file more than one post-effective amendment to the Shelf Registration Statement during any 90-day period, and (ii) the Company shall only be obligated to file a post-effective amendment when the principal amount of the Registrable Securities to be included in such post-

effective amendment is at least $10 million. For purposes of the foregoing sentence, the principal amount of any shares of Common Stock constituting Registrable Securities shall be deemed to be that number of shares of Common Stock multiplied by a fraction, the numerator of which is $1,000 and the denominator of which is the then-current conversion rate. The Company will pay Liquidated Damages described below in Section 6(a) to a holder if the Company fails to make a filing in the time required with respect to such Holder.

     (ii) The term “Electing Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) hereof.

     (b) The Company shall furnish to the Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement as initially filed with the Commission and, if such Electing Holder so requests in writing, copies of each amendment thereto. Prior to the Effective Time, the Company shall use its reasonable efforts to take into account and reflect in an amendment to the Shelf Registration Statement any comments on the Shelf Registration Statement as initially filed that the Electing Holders and their counsel reasonably may propose.

     (c) The Company shall as promptly as reasonably practicable take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies as to form in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Company shall as promptly as reasonably practicable advise each Holder, and shall confirm such advice in writing if so requested by any such Holder:

     (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective;

     (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

     (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

     (v) of the happening of any event or the existence of any state of facts (but not as to the substance of any such event or such state of facts) that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Electing Holders to suspend the use of the Prospectus until the requisite changes have been made).

     (e) The Company shall use its reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

     (f) The Company shall furnish to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement, all post-effective amendments thereto, including financial statements and schedules, and any Prospectus supplement in which such Electing Holder is named as a selling securityholder, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

     (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the periods specified in Section 2(c) above or during the continuance of any event described in Section 3(d)(v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

     (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable

Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

     (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

     (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Company shall as promptly as reasonably practicable prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be required to file such amendment, supplement or document if the Board of Directors of the Company (or the Chief Executive Officer or the Chief Financial Officer of the Company) has made a determination pursuant to Section 2(c), for so long as the suspension pursuant to Section 2(c) is continuing. If the Company notifies the Electing Holders of the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

     (k) Not later than the Effective Time of the Shelf Registration Statement, the Company shall obtain a CUSIP number for the Registrable Securities that are debt securities.

     (l) The Company shall use its reasonable efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as reasonably practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

     (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act as soon as reasonably practicable; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (each as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (n) The Company will use its reasonable efforts to cause the Common Stock issuable upon conversion of the Securities to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

     4. Registration Expenses. Except as otherwise provided in Section 3, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

     5. Indemnification and Contribution.

     (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person or its agent or representative expressly for use therein.

     (b) Indemnification by the Electing Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder’s Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, that facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder, underwriter, selling agent or other securities professional (or its agent or representative) expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Notices of Claims. Promptly after receipt by an Indemnified Person under subsection (a) or (b) above of notice of the commencement of any action, such Indemnified Person shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any Indemnified Person otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above; and further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5 except to the extent it has been materially prejudiced by such failure. In case any such action shall be brought against any Indemnified Person and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the indemnifying party), and, after notice from the indemnifying party to such Indemnified Person of its election so to assume the defense thereof, such indemnifying party shall not be liable to such Indemnified Person under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Persons shall have the right to employ counsel to represent jointly the Indemnified Persons and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Persons against the indemnifying party under this Section 5 if, in the reasonable judgment of the Indemnified Persons, it is advisable for the Indemnified and those directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying parties. No indemnifying party shall, without the written consent of the Indemnified Person, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Person from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Person.

     (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the Indemnified Person in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such Indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) Notwithstanding any other provision of this Section 5, in no event will any Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

     (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an Indemnified Person at law or in equity.

      6. Liquidated Damages.

     (a) Pursuant to Section 2(a) hereof, the Company may, upon written notice to all Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 60 days if the Company possesses material non-public information, the disclosure of which would, in the reasonable judgment of the Company, have a material adverse effect on the Company and its subsidiaries taken as a whole. Notwithstanding any such postponement, if (i) on the 91st day following the date of this Agreement, a Shelf Registration

Statement has not been filed with the Commission; (ii) on the 181st day following the date of this Agreement, the Shelf Registration Statement has not been declared effective by the Commission, subject to the Company’s right to postpone having the Shelf Registration Statement declared effective for an additional 60 days in event of material non-public information (as described in Section 2(a)); (iii) the Shelf Registration Statement shall cease to be effective without being succeeded within five business days by a post-effective amendment or a report filed with the Commission pursuant to the Exchange Act that cures the failure of the Shelf Registration Statement to be effective; or (iv) the Prospectus has been suspended as described in Section 2(c) longer than the period permitted in Section 2(c) (each, a “Registration Default”), additional interest will accrue on the Notes as liquidated damages (“Liquidated Damages”), from and including the day following such Registration Default until but excluding the day such Shelf Registration Statement is so filed, or becomes effective, or is no longer suspended, as applicable. Liquidated damages will accrue at an additional rate per year equal to 0.25% of the principal amount to and including the 90th day following such Registration Default; and 0.50% of the principal amount from and after the 91st day following such Registration Default.

     (b) In the event that the use of the effective Shelf Registration Statement is suspended by the Company (or the Electing Holders of Registrable Securities are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) (an “Effective Failure”) for more than 45 days, whether or not consecutive, in any 90-day period, or for more than 90 days, whether or not consecutive, during any 365-day period, then the Company shall pay Liquidated Damages to the Electing Holders at a rate per annum equal to an additional 0.25% of the principal amount for the period to and including the 90th day following such Effective Failure and 0.50% of the principal amount for the period from and after the 91st day following such Effective Failure until the earlier of (i) the time the Shelf Registration Statement again becomes effective or the Electing Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement or (ii) the time the Effectiveness Period expires. For the purpose of determining an Effective Failure, days on which the Company has been obligated to pay Liquidated Damages on the Registrable Securities owned by such Electing Holders in accordance with the foregoing in respect of a prior Effective Failure within the applicable 90-day or 365-day period, as the case may be, shall not be included.

     (c) Any amounts to be paid as Liquidated Damages pursuant to paragraphs (a) or (b) of this Section 6 shall be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such Registration Default or Effective Failure. Such Liquidated Damages will accrue in respect of the Securities that are Registrable Securities at the rates set forth in paragraphs (a) or (b) of this Section 6, as applicable, on the principal amount of such Securities.

     (d) Notwithstanding anything to the contrary in this Agreement, the Liquidated Damages as set forth in this Section 6 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.50%) set forth above, regardless of whether one or multiple Registration Defaults exist, and Holders shall not be precluded from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement. No Liquidated Damages shall accrue as to any Registrable Security from and after the earlier of (i) the date on which such security is no longer a Registrable Security and (ii) the time the Effectiveness Period expires.

     7. Miscellaneous.

     (a) Other Registration Rights. The Company may not grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement.

     (b) Specific Performance. Except as provided in Section 6(d), the parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (c) Amendments and Waivers. This Agreement, including this Section 7(c), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 7(c), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

     (d) Notices. All notices and other communications provided for or permitted hereunder (including, without limitation, the expressions “advice,” “advising” or “furnishing”)shall be made in writing by hand delivery, registered first-class mail, telecopier, electronic means (including filings with DTC or the Commission) or any courier guaranteeing overnight delivery (a) if to a Holder, at the most current address set forth on the records of the registrar under the Indenture, (b) if to the Purchasers, at Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department (Fax: (646) 497-4815), with a copy to Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, CA 94025, Attention:

Alan F. Denenberg (Fax: 650-752-2111), (c) if to the Company, at the Company’s address set forth in the Purchase Agreement with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, Attention: Robert Claassen. All such notices and communications shall be deemed to have been duly given: at the time of delivery, if delivered by hand or electronic means; two business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

     (e) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (j)  Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

[Remainder of page intentionally left blank].

     Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours, SYBASE, INC.
By:	/s/ PIETER VAN DER VORST
	Name:	Pieter Van der Vorst
	Title:	Chief Financial Officer and Senior Vice President

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof:

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By: LEHMAN BROTHERS INC.

By:	/s/ CHRIS GAERTNER

Name: Chris Gaertner
Title: Managing Director

By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ MARK WATT

Name: Mark Watt
Title: Vice President

[Signature page to Registration Rights Agreement]

Appendix A

Sybase, Inc.

INSTRUCTION TO DTC PARTICIPANTS

__________, 2005

URGENT — IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: ________

          The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Sybase, Inc. (the “Company”) 1.75% Convertible Subordinated Notes due 2025 (the “Securities”) are held.

          The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

          It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by ___. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Daniel Cohen, Corporate Counsel, Sybase, Inc., One Sybase Drive, Dublin, CA 94568, phone: (925) 236-5305, email: dan.cohen-legal@sybase.com.

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

     The undersigned beneficial holder of 1.75% Convertible Subordinated Notes due 2025 (the “Notes”) of Sybase, Inc. (the “Company”) and/or any shares of common stock, par value $0.001 per share, issued or issuable upon conversion of the Notes (together with the Notes, the “Registrable Securities”), of the Company understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) between the Company and the initial purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

     Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. However, upon request from a beneficial owner that did not return a notice and questionnaire on a timely basis, we will deliver a notice and questionnaire to such beneficial owner, and we will use our reasonable efforts to file within fifteen business days any amendments or supplements to the shelf registration statement or supplements to the related prospectus as are necessary to allow holders to be named as selling securityholders. Notwithstanding any of the foregoing, the Company will not be required to file more than one post-effective amendment to the shelf registration statement during any 90-day period and will only be obligated to file a post-effective amendment when the principal amount of Registrable Securities to be covered by such amendment is at least $10 million. The Company has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

     Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

Notice

     The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Shelf Registration Statement or the related prospectuses in reliance upon the information provided in this Notice and Questionnaire. If the selling securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the selling securityholder agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Questionnaire

1.	(a) Full Legal Name of Selling Securityholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

E-mail:

Contact Person:

3.	Beneficial Ownership of Securities:

(a)	Type and Principal Amount of Registrable Securities beneficially owned:

(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(c)	Were the securities listed in Item 3(a) above acquired in the ordinary course of business?

☐ Yes.

☐ No.

(d)	At the time of the purchase of the securities listed in Item 3(a) above, did the Selling Securityholder have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

☐ Yes.

☐ No.

(e)	If your response to Item 3(d) above is yes, please describe such agreements or understandings:

4.	Beneficial Ownership of other Company securities owned by the Selling Securityholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b) CUSIP No(s). of such Other Securities beneficially owned:

5.	(a) Broker-Dealer Status:

Is the Selling Securityholder a registered broker-dealer?

☐ Yes.

☐ No.

Note that in general we will be required to identify any registered broker-dealer as an underwriter in the prospectus.

If so, please answer the remaining questions in this section.

(i)	If the undersigned is a registered broker-dealer, please indicate whether the undersigned purchased its Registrable Securities for investment or acquired them as transaction-based compensation for investment banking or similar services.

If the undersigned is a registered broker-dealer and received its Registrable Securities other than as transaction-based compensation, the Company is required to identify you as an underwriter in the Shelf Registration Statement and related Prospectus.

(ii)	Except as set forth below, if the undersigned is a registered broker-dealer, the undersigned does not plan to make a market in the Registrable Securities. If the undersigned plans to make a market in the Registrable Securities, please indicate whether you plan to use the prospectus relating to the Registrable Securities as a market-making prospectus.

(b)	Affiliation with Broker-Dealers:

Is the Selling Securityholder an affiliate of a registered broker-dealer? For purposes of this Item 5(b), an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐ Yes. ☐ No.

If so, please answer the remaining questions in this section.

(i)	Please describe the affiliation between the Selling Securityholder and any registered broker-dealers:

(ii)	If the Notes were purchased by the Selling Securityholder other than in the ordinary course of business, please describe the circumstances:

(iii)	If the Selling Securityholder, at the time of its purchase of Registrable Securities, has had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

Note that if the Selling Securityholder is an affiliate of a broker-dealer and did not purchase its notes in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we must identify the Selling Securityholder as an underwriter in the prospectus.

6.	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equityholders (5% or more) has held any position or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Nature of Beneficial Ownership. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

(a)	Is the Selling Securityholder a natural person?

☐ Yes.

☐ No.

(b)	Is the Selling Securityholder required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐ Yes.

☐ No.

(c)	If you answered “No” to both questions above, please identify the controlling person(s) of the Selling Securityholder (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Registrable Securities:

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

8.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities, short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

9.	Short Positions in the Company’s Common Stock:

Except as set forth below, the undersigned Selling Securityholder does not have any open short positions in the Company’s common stock.

     By signing below, the undersigned hereby confirms to the Company that it is aware of Telephone Interpretation A.65 of the Division of Corporation Finance’s Manual of Publicly Available Telephone Interpretations (July 1997).

10.	Securities Received From Named Selling Securityholder: Did the Selling Securityholder receive its Registrable Securities listed above in Item 3 as a transferee from selling securityholder(s) previously identified in the Shelf Registration Statement?

☐ Yes.

☐ No.

If so, please answer the remaining questions in this section.

(i)	Did the Selling Securityholder receive such Registrable Securities listed above in Item 3 from the named selling securityholder(s) prior to the effectiveness of the Shelf Registration Statement?

☐ Yes.

☐ No.

(ii)	Identify below the name(s) of the selling securityholder(s) from whom the Selling Securityholder received the Registrable Securities listed above in Item 3 and the date on which such securities were received.

     The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement.

     The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

     Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

     In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

     In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 8 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

     Once this Notice and Questionnaire is executed by the undersigned beneficial holder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial holder. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

BENEFICIAL OWNER

By:

Name: Title:
Dated:

     PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO SYBASE, INC. AT:

Legal Department
Sybase, Inc.
One Sybase Drive
Dublin, California 94568
Attention: Daniel Cohen, Corporate Counsel
(925) 236-5305
dan.cohen-legal@sybase.com

Exhibit 1
to Appendix A

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Sybase, Inc.
One Sybase Drive
Dublin, CA 94568
Attention: General Counsel

U.S. Bank National Association
633 West Fifth Street, 24th Floor
Los Angeles, CA 90071

Attention: Corporate Trust Services

Re: Sybase, Inc. (the “Company”) 1.75% Convertible Subordinated
Notes due 2025 (the “Notes”)

Dear Sirs:

     Please be advised that                                                        has transferred [$                                         aggregate principal amount of the above-referenced Notes/                                   shares of the Company’s common stock, issued upon conversion, repurchase or redemption of Notes], pursuant to an effective Registration Statement on Form S-3 (File No. 333-                                   ) filed by the Company.

     We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Notes or common stock is named as a selling securityholder in the Prospectus dated                                   , or in amendments or supplements thereto, and that the aggregate principal amount of the Notes or number of shares of common stock transferred are [a portion of] the Notes or shares of common stock listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:
Very truly yours,

(Name)

By:

(Authorized Signature)